March 17, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

March 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          March 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   March 17, 2004




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:             10-Mar-04
Determination Date:          11-Mar-04
Monthly Payment Date:        15-Mar-04
Collection Period Ending:    29-Feb-04

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,752,790.86
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      139,931.23
     Current Monthly Interest Shortfall/Excess                                                                            -3,984.31
     Recoup of Collection Expenses                                                                                        -4,319.10
     Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,884,418.68

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        733,807.46
     Amount of Interest Payments Received During the Collection Period                                                   737,791.77
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                             -3,984.31

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                 2,312,491.16
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            106,969.57
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   1,519.51
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,312,491.16
     Total Ending Reserve Balance                                                                                      2,420,980.24

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          737,791.77
     Scheduled Principal Payments Received                                                                               843,852.47
     Principal Prepayments Received                                                                                    3,171,146.62
     Total Interest and Principal Payments Received                                                                    4,752,790.86

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     148,325.64
     minus  Reasonable Expenses                                                                                            8,394.41
     Net Liquidation Proceeds                                                                                            139,931.23
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                       139,931.23

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,892,722.09
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             106,906,685.65
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  44,544.45

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                             708.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    106,906,685.65
     Pool Balance as of the Current Accounting Date                                                                  102,790,621.96
     Age of Pool in Months                                                                                                       56

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          105,837,618.79
     Aggregate Note Balance as of Current Accounting Date                                                            101,762,715.74

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         33                        483,767.38                 0.471%
     60-89 Days Delinquent          7                        439,529.82                 0.428%
     90-119 Days Delinquent         7                        280,826.02                 0.273%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       9                        101,064.60                 0.098%
     Cumulative Defaults           436                     15,953,731.15                4.260%
     Cumulative Recoveries                                  7,091,166.36                1.893%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                       101,064.60
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.027%
     Preceding Realized Losses                                                                                           835,605.16
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.223%
     Second Preceding Realized Losses                                                                                    311,447.41
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.083%
     Cumulative Realized Losses                                                                                        8,862,564.79
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.366%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.27445156
    Note Pool Factor                                                                                                     0.27170706

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   90,402.45
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                                 0.00
     Class A-5                                                                                                           192,302.95
     Class A-6                                                                                                           314,456.13
     Class B                                                                                                              55,943.93
     Class C                                                                                                              49,440.60

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                                0.00              0.00           0.00
     Class A-5                                                                       34,136,618.79      4,074,903.05  30,061,715.74
     Class A-6                                                                       54,847,000.00              0.00  54,847,000.00
     Class B                                                                          9,363,000.00              0.00   9,363,000.00
     Class C                                                                          7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                       41,160.64
    Excess Spread Received                                                                                                65,808.93


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.90%
    Weighted Average Remaining Maturity (WAM)                                                                                   124


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,884,418.68
Plus:     Trustee Fee                                                                                                        708.33

TOTAL WIRE TO CHASE                                                                                                    4,885,127.01

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                       0.00


